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                                                        EXHIBIT 32
       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                         ACT OF 2002

In connection with the EACO Corporation's (the "Company") Annual Report on Form 10-K for the period ending December 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Edward B. Alexander, Chief Operating Officer/President of the Company, and Stephen C. Travis, Director of Finance of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;
and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2005         /s/ Edward B. Alexander
                              By: Edward B. Alexander
                              Its:  President and
                              Chief Operating Officer


Date:  March 31, 2005         /s/ Stephen C. Travis
                              By: Stephen C. Travis
                              Its:  Director of Finance

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